Exhibit 99.2 MAY 19, 2022 1) Footer(s) Transformational Combination of Centennial & Colgate

Important Information Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this presentation regarding the proposed business combination between Centennial and Colgate (the “Merger”) or the strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management of Centennial, Colgate and/or the combined company are forward-looking statements. When used in this presentation, the words “could,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “goal,” “plan,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward- looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These statements include, but are not limited to, statements about Centennial’s and Colgate’s ability to effect the Merger; the expected benefits and timing of the Merger; future dividends and share repurchases; and future plans, expectations, and objectives for the combined company’s operations after completion of the Merger, including statements about strategy, synergies, future operations, financial position, estimated revenues, projected production, projected costs, prospects, plans, and objectives of management. While forward-looking statements are based on assumptions and analyses that management of Centennial and Colgate believe to be reasonable under the circumstances, whether actual results and developments will meet such expectations and predictions depends on a number of risks and uncertainties that could cause actual results, performance, and financial condition to differ materially from such expectations. Any forward- looking statement made in this presentation speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the proxy statement to be filed in connection with the Merger, and the other documents filed by Centennial from time to time with the Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the COVID-19 pandemic and the current military conflict in Ukraine, which have caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Centennial and Colgate assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither Centennial nor Colgate gives any assurance that any of Centennial, Colgate or the combined company will achieve its expectations. Additional Information and Where to Find It This presentation relates to the proposed Merger between Centennial and Colgate. In connection with the proposed Merger, Centennial will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). Centennial will also file other documents regarding the proposed Merger with the SEC. The Proxy Statement will be sent or given to the Centennial stockholders and will contain important information about the Merger and related matters. INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION WITH RESPECT TO THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE BUSINESS COMBINATION AGREEMENT. You may obtain a free copy of the Proxy Statement (if and when it becomes available) and other relevant documents filed by Centennial with the SEC at the SEC’s website at www.sec.gov. You may also obtain Centennial’s documents on its website at www.cdevinc.com. Participants in Solicitation Centennial, Colgate and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with certain matters related to the Merger and may have direct or indirect interests in the Merger. Information about Centennial’s directors and executive officers is set forth in Centennial’s Proxy Statement on Schedule 14A for its 2022 Annual Meeting of Stockholders, filed with the SEC on March 15, 2022, its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 24, 2022, and its other documents filed with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. Investors may obtain free copies of these documents using the sources indicated above. 1) Footer(s) 2

Establishing a Premier Permian Pure-Play

Combined business uniquely positioned to drive value creation

- ✓ **Highly-aligned management team, with a track record of execution and strong returns**
- ✓ **High-quality, complementary asset base and differentiated inventory depth support free cash flow profile**
- ✓ **Strong balance sheet, well positioned to increase shareholder returns framework in the near-term**
- ✓ **Commitment to ESG and sustainability with shared focus on best practices**

~180,000 Net Acres in the **Delaware Basin Core**

Estimated Current Production of **~135 MBoe/d**[1]

<1.0x Net Debt / LTM EBITDAX at YE'22[2]

15+ Years of High-Quality Inventory

>$1Bn of Pro Forma Free Cash Flow in FY 2023[2]



Northern Delaware (NM)
Eddy
Lea
CENTENNIAL
COLGATE
Culberson
Loving
Winkler
Southern Delaware (TX)
Ward
Reeves

Net Acres	CDEV	Colgate	Pro Forma
TX	49,000	75,000	124,000
NM	25,000	30,000	55,000
Total	74,000	105,000	179,000

1) Represents approximate combined May month-to-date 3-stream production average for Colgate and Centennial
2) Assuming current strip pricing

3

Transaction Overview

TRANSACTION STRUCTURE

- CDEV to combine with Colgate in a ~$7.0bn merger of equals transaction, valuing Colgate at ~$3.9bn[1]
  - 269.3mm CDEV shares issued to the current Colgate equity holders
  - CDEV to assume Colgate outstanding debt[2] upon closing (current net debt of ~$1.4bn)
  - $525mm of cash consideration
- Pro forma equity ownership[3]: Existing CDEV shareholders ~53%, Colgate equity holders ~47%

LEADERSHIP & GOVERNANCE

- Sean Smith (current CDEV CEO) to serve as Executive Chair
- Will Hickey and James Walter (current Colgate CEOs) to serve as Co-CEOs
- Matt Garrison (current CDEV COO) and George Glyphis (current CDEV CFO) to continue their respective roles
- Board of Directors:
  - Inside Directors will include Sean Smith, Will Hickey, James Walter, Robert Tichio (Riverstone) and Billy Quinn (Pearl)
  - 6 additional independent directors will be appointed at closing of the transaction
- New company name to be announced by closing
- Company to be headquartered in Midland, TX, and maintain a significant Denver, CO presence for the foreseeable future

APPROVALS & TIMING

- Unanimously approved by the Centennial and Colgate Boards of Directors
- Transaction subject to customary closing conditions, including the approval of CDEV shareholders and regulatory approvals
- Expected closing during the second half of 2022

Transaction Highly Accretive Across all Key Metrics

- ✓ *Accretive to Cash Flow, Free Cash Flow & NAV Per Share*
- ✓ *Positioned to Deliver More Robust Shareholder Returns*
- ✓ *Stronger Pro-Forma Asset Quality & Inventory Depth*
- ✓ *Enhanced Overall Credit Quality & Cost of Capital*
- ✓ *Increased Size, Scale & Capital Efficiency*

1) Transaction value based on CDEV 5-day VWAP as of May 17, 2022
2) Colgate debt consists of $1bn of Senior Unsecured Notes and ~$450mm of revolving credit facility debt as of 5/18/22
3) Pro forma ownership based on CDEV fully diluted shares outstanding as of 5/18/22

4

Colgate Energy Overview

Track Record of Consistent, Returns-Driven Execution & Value Creation

COLGATE ENERGY

COMPANY OVERVIEW

- Midland-based private E&P co-founded by Will Hickey and James Walter in 2015
  - Lead multi-disciplinary team of over 70 office employees and ~95 field personnel
  - Successfully partnered in Co-CEO responsibilities since inception
  - Supportive, long-term investment from Pearl Energy Investments & NGP Energy Capital
- ~70,000 Boe/d, ~105,000 net acres and ~25,000 net royalty acres in the core of the Delaware Basin
  - ~90% operated, ~95% held by production and ~75% average operated working interest
  - Inventory economics enhanced by royalty and minerals portfolio, with 78% average 8/8ths NRI
- Strategy driven by shareholder return focus – high return inventory driving cash flow generation and dividends

EXECUTION TRACK RECORD

Built Core Delaware Position	▪ Opportunistic, value-driven approach to strategic transactions ▪ Executed 5 large acquisitions, 100+ bolt-on acquisitions, ~40 trades and 10+ divestitures
Consistent, Efficient Development	▪ Multi-rig development program since 2018 ▪ Currently operating 5 rigs and two full time completion crews
Maintained Strong Balance Sheet	▪ High margin assets and prudent balance sheet approach protect business from commodity downcycles ▪ Maintained leverage below 1.0x throughout 2020 downturn
Track Record of Shareholder Returns	▪ Began dividend program in December 2020 ▪ $25mm quarterly dividend implemented in Q1'22

Colgate Acreage Map



Northern Delaware (NM)
~30,000 Net Acres
Lea
Eddy
Loving
Winkler
Southern Delaware (TX)
~75,000 Net Acres
Culberson
Ward
Reeves
COLGATE ENERGY

Current Production (Boe/d)[1]	Total Net Acres	Net Royalty Acres
~70,000	~105,000	~25,000

1) Represents approximate May month-to-date 3-stream production average

5

Creating a Differentiated E&P Platform Focused on Delivering Enhanced Equity Returns COMBINING BEST PRACTICES OF TWO HIGH-PERFORMING TEAMS § Ability to combine leading edge operational practices § Continue momentum of commercial success BUILDING A PLATFORM WITH STRATEGIC DIFFERENTIATION § Scaled cash flow base and balance sheet provide path to significant shareholder returns § Increased flexibility to respond to a range of market conditions LONG RUNWAY OF INVENTORY PROVIDES FLEXIBILITY § Adjacent acreage positions with high-return inventory support highly capital-efficient development plan § >15 years of inventory life at current drilling pace MAXIMIZING SHAREHOLDER ALIGNMENT § One of the largest management ownership interests of any public E&P company § M&A strategy solely focused on shareholder value SHARED COMMITMENT TO ESG & SUSTAINABILITY § Both companies have realized significant reductions in emissions intensity and flaring to-date § Prioritizing further ESG improvement in pro forma company, supported by increased scale and acreage overlap 1) Footer(s) 6

Management Ownership Maximizes Alignment

% of Pro Forma Equity Owned by Management Team[1]



~12%
Pro Forma Company Management Ownership of ~12% Meaningfully Higher Than Peer Group Average of ~1%
Peer Average:~1%
Pro Forma
HES
AR
MTDR
HPK
MGY
RRC
ESTE
LPI
CNX
BATL
BRY
MUR
APA
SM
PDCE
DVN
NOG
CTRA
SWN
EQT
MRO
OVV
PXD
COP
CPE
FANG
EOG
OAS
CIVI
DEN
ROCC
GPOR
CRGY
CHK
CRC

Source: CapitalIQ and public filings
(1) Comparable companies excludes controlled companies. Peer figures assume direct beneficial ownership held by management team only.

7

Combining Leading Returns-Driven Teams Colgate Total Annualized Returns CDEV Total Annualized Shareholder Returns 1 2 (Since 2016 ) (Since April 2020 ) 55% 396% 13% 74% 10% 26% 1 2 3 1 2 3 S&P 500 E&P Index E&P Index S&P 500 Differentiated returns relative to both the E&P Significant outperformance since Sean sector and broader market since initial equity Smith’s appointment as Centennial’s CEO investment in 2016 (April 2020) S 1) ourcF eoot : Ble oro (s m ) berg as of 5/18/2022. 1) Represents annualized return from 1/4/2016 through 5/18/2022 2) Represents annualized return from 4/1/2020 through 5/18/2022 8

Strong Balance Sheet with Financial Flexibility OVERVIEW Pro Forma Leverage Profile 1.1x § Pro forma company to maintain a strong balance ~1.0x <1.0x sheet with significant financial flexibility ‒ Anticipate ~1.0x Net Debt / LTM EBITDAX at closing & maintaining longer-term leverage of <1.0x CDEV Pro Forma Pro Forma ‒ No near-term maturities (3/31/22) (at close) (YE'22) ‒ Commencing a pro forma credit facility upsize in Commitment to maintaining <1.0x leverage for 2023 and beyond the near-term Pro Forma Senior Unsecured Note Maturity Profile ($mm) § Combined company free cash flow generation between announcement and closing expected to 5.375% Notes due 2026 (CDEV) 7.750%. Notes due 2026 (Colgate) significantly reduce revolver borrowings at close 6.875% Notes due 2027 (CDEV) 3.250% Convert. Notes due 2028 (CDEV) § Hedge strategy supports pro forma balance sheet $700 5.875% Notes due 2029 (Colgate) strength $589 § Balance sheet strength underpins robust pro forma $300 $356 shareholder return program and enhances overall strategic flexibility $170 $289 2022 2023 2024 2025 2026 2027 2028 2029 1) Footer(s) 9

Applying Combined Best Practices to Drive Synergies

Operational Efficiencies	Corporate Efficiencies	Margin Enhancement



Average Spud-to-Spud (# Days)
~14
~20
CENTENNIAL
COLGATE



Q1'22 Cash G&A / Boe
$2.13
$0.99
CENTENNIAL
COLGATE



Q1'22 Unhedged EBITDAX Margin ($/Boe)
~$47
~$50
CENTENNIAL
COLGATE

- ✓ **Application of Centennial's enhanced drilling and completion cycle times**
  - *Potential to reduce total pro forma rig count, but maintain development activity levels and growth profile*
- ✓ **Margin expansion from Colgate's strong cost structure and netbacks**
  - *Colgate operating at lower per unit costs with stronger oil realizations and NRIs*
- ✓ **Opportunity for increased utilization of water recycling technology**
  - *Larger scale supports greater opportunity for field-wide recycling infrastructure and execution*
- ✓ **Increased acreage position to drive strategic acreage transactions**
  - *Both companies have strong track record of acreage enhancement (swaps / trades and bolt-on acquisitions), with ability to work from larger footprint going forward*
- ✓ **Additional corporate-level synergy potential**
  - *Accretive debt refinancing potential from larger pro forma scale and strong balance sheet*

10

Shared Commitment to ESG Program

PRIORITIZING ESG

ESG excellence is a core focus of the pro forma business, with both companies having Board committees devoted to ESG initiatives, executive compensation tied to ESG performance, and published Corporate Sustainability Reports.

ENVIRONMENTAL FOCUS

Centennial and Colgate focus on continually reducing their environmental impact, having both demonstrated reduced natural gas flaring and GHG emissions intensity.

CENTENNIAL

COLGATE ENERGY

SAFE WORKPLACE

Maintaining the safety and well-being of employees, contractors and communities is of key importance to the pro forma company. Both companies exhibit best-in-class workplace safety metrics and strive for continual improvement.

SOCIAL IMPACT

The pro forma company is dedicated to making positive impacts in the communities where we live and work, participating in partnerships with the town of Pecos, Midland schools, The Permian Strategic Partnership and numerous other non-profits in TX, NM and CO.

ESG Commitment In Practice

- ✓ *Reducing greenhouse gas emissions*
- ✓ *Minimizing natural gas flaring*
- ✓ *Maintaining safe and responsible operations*

GHG Emissions (Intensity)


Significant reduction in greenhouse gas emissions from both Companies
37.8
17.7
13.3
12.1
2020
2021

Natural Gas Flaring (% of total)


Colgate
CDEV
Driving continued improvement in minimizing flaring
1.7%
1.4%
0.9%
0.8%
Q3'21
Q4'21

11

Preliminary Pro Forma Outlook

KEY CORPORATE OBJECTIVES

- *Maximizing corporate-level returns*
- Returns and payback driven capital allocation strategy
- Relentless approach to achieving cost leadership
- Growth when it enhances near-term FCF
- *Generating FCF and returning it to shareholders*
- Focus on maintaining low leverage throughout cycles
- Thoughtful hedging program to protect downside
- Commitment to ESG

Scaled Production	*Efficient Development*	*FCF-Focused Growth*
~145 Mboe/d	**~140 Wells**	**~10%**
Q4'22E Production	*Operated Wells Drilled / Year*	*Q4'22 – Q4'23 Production Growth*

Disciplined Cost Control	*Low Leverage*	*Significant Free Cash Flow*
< $7.00 / Boe	**< 1.0x**	**> $1.0bn**
Target LOE + Cash G&A / Boe	*Net Debt / LTM Leverage by YE'22*[1]	*Pro Forma 2023E FCF*[1]

Note: Formal pro forma company guidance to be provided at closing or shortly thereafter

1) Assumes current Strip pricing

12

Differentiated Return of Capital Profile

2022E All-In Return of Capital Yield – Permian Peers



Base Dividend
Variable Dividend
Share Repurchase
~1%
~8%
~1%
<1%
~7%
~2%
~3%
~5%
~1%
Share Repurchase
~4%
Base Dividend
~2%
<1%
<1%
0%
0%
Peer 1
Peer 2
Peer 3
CENTENNIAL
+
COLGATE
Peer 4
Peer 5
Peer 6
Peer 7
Large-Cap Peers
SMid-Cap Peers

Repurchase Program	*Base Dividend*	*Pro Forma Return Policy*
CDEV: $350mm 2-year share buyback authorization	*Colgate: $25mm quarterly base dividend in place* *(implies ~$0.04 / pro forma share)*	*Pro Forma Company positioned to deliver additional returns in the near-term*

Source: Company filings and FactSet data as of 5/18/22
Note: Large Cap peers represents DVN, FANG, and PXD; SMid-Cap Peers include CPE, ESTE, MTDR, and SM

13

Premier Permian Pure-Play

Delivering on Key Investor Criteria



Eddy
Lea
Northern Delaware (NM)
~55,000 Net Acres
Southern Delaware (TX)
~124,000 Net Acres
Loving
Winkler
Ward
Reeves
Pecos
Pro Forma Acreage

CENTENNIAL

COLGATE ENERGY

- ✓ **Premier asset quality and inventory depth**
- ✓ **Significant operational & financial scale**
- ✓ **Disciplined, differentiated growth**
- ✓ **Sustainable free cash flow generation**
- ✓ **Accelerated, robust shareholder return program**
- ✓ **Strong balance sheet and financial flexibility**
- ✓ **Commitment to ESG & sustainability**

14

Appendix 1) Footer(s)

Management Team Positioned for Success Executive Team Board of Directors Will Hickey James Walter Sean Smith Co-Chief Executive Officer Co-Chief Executive Officer Executive Chair • Current President, Co-CEO and Co- • Current President, Co-CEO and Co- • Centennial Chief Executive Officer and director Founder of Colgate Founder of Colgate since April 2020 • Previously worked at EnCap Investments • Previously worked at Denham Capital and • Previously served as Chief Operating Officer of and Pioneer Natural Resources Boston Consulting Group Centennial George Glyphis Matt Garrison Directors Independent Directors Chief Financial Officer Chief Operating Officer Insider Directors • Chief Financial Officer of Centennial since • Chief Operating Officer of Centennial since • Sean Smith • 6 independent October 2016 April 2020 directors to be • Will Hickey appointed at • Previously served as a Managing Director in • Previously served as VP of Geosciences at • James Walter closing the Oil & Gas Investment Banking practice Centennial and Division Exploration • Billy Quinn at J.P. Morgan Manager for EOG Resources in their Midland Division • Robert Tichio 1) Footer(s) 16

Centennial Hedge Position Overview[1]

	FY 2022			FY 2023					FY 2024	
	Q3	Q4	Bal. 2022	Q1	Q2	Q3	Q4	2023	Q1	2024
WTI Fixed Price Swaps										
Total Volume (Bbl)	782,000	690,000	1,472,000	225,000	227,500	92,000	92,000	636,500	--	--
Daily Volume (Bbl/d)	8,500	7,500	8,000	2,500	2,500	1,000	1,000	1,744	--	--
Weighted Average Price ($ / Bbl)	$65.46	$65.63	$65.54	$73.51	$73.25	$72.98	$72.98	$73.26	--	--
WTI Collars										
Total Volume (Bbl)	368,000	368,000	736,000	540,000	546,000	368,000	368,000	1,822,000	--	--
Daily Volume (Bbl/d)	4,000	4,000	4,000	6,000	6,000	4,000	4,000	4,992	--	--
Weighted Average Ceiling ($ / Bbl)	$102.07	$97.85	$99.96	$87.77	$87.77	$88.81	$88.81	$88.19	--	--
Weighted Average Floor ($ / Bbl)	$76.25	$76.25	$76.25	$73.33	$73.33	$73.75	$73.75	$73.50	--	--
Mid-Cush Basis Swaps										
Total Volume (Bbl)	552,000	552,000	1,104,000	--	--	--	--	--	--	--
Daily Volume (Bbl/d)	6,000	6,000	6,000	--	--	--	--	--	--	--
Weighted Average Price ($ / Bbl)	$0.29	$0.29	$0.29	--	--	--	--	--	--	--
WTI Roll Fixed Price Swaps										
Total Volume (Bbl)	920,000	920,000	1,840,000	--	--	--	--	--	--	--
Daily Volume (Bbl/d)	10,000	10,000	10,000	--	--	--	--	--	--	--
Weighted Average Price ($ / Bbl)	$0.71	$0.71	$0.71	--	--	--	--	--	--	--
Henry Hub Fixed Price Swaps										
Total Volume (MMBtu)	2,760,000	1,540,000	4,300,000	--	--	--	--	--	--	--
Daily Volume (MMBtu/d)	30,000	16,739	23,370	--	--	--	--	--	--	--
Weighted Average Price ($ / MMBtu)	$3.24	$3.15	$3.21	--	--	--	--	--	--	--
Henry Hub Collars										
Total Volume (MMBtu)	1,840,000	2,450,000	4,290,000	4,500,000	3,640,000	3,680,000	3,680,000	15,500,000	1,820,000	1,820,000
Daily Volume (MMBtu/d)	20,000	26,630	23,315	50,000	40,000	40,000	40,000	42,466	20,000	4,973
Weighted Average Ceiling ($ / MMBtu)	$3.97	$5.06	$4.59	$7.12	$6.86	$6.86	$7.28	$7.04	$5.31	$5.31
Weighted Average Floor ($ / MMBtu)	$3.50	$3.87	$3.71	$4.00	$3.56	$3.56	$3.60	$3.70	$3.25	$3.25
Waha Differential Basis Swaps										
Total Volume (MMBtu)	1,840,000	1,840,000	3,680,000	2,250,000	2,275,000	2,300,000	2,300,000	9,125,000	--	--
Daily Volume (MMBtu/d)	20,000	20,000	20,000	25,000	25,000	25,000	25,000	25,000	--	--
Weighted Average Price ($ / MMBtu)	($0.45)	($0.45)	($0.45)	($1.11)	($1.11)	($1.11)	($1.11)	($1.11)	--	--

Note: Hedges shown from H2'22 through FY'24 to reflect expected closing in H2'22
1) Hedge position as of 5/18/22

17

Colgate Hedge Position Overview[1]

	FY 2022			FY 2023					FY 2024				
	Q3	Q4	Bal. 2022	Q1	Q2	Q3	Q4	2023	Q1	Q2	Q3	Q4	2024
WTI Fixed Price Swaps													
Total Volume (Bbl)	1,840,000	1,840,000	3,680,000	1,350,000	1,365,000	1,380,000	1,380,000	5,475,000	637,000	637,000	644,000	644,000	2,562,000
Daily Volume (Bbl/d)	20,000	20,000	20,000	15,000	15,000	15,000	15,000	15,000	7,000	7,000	7,000	7,000	7,000
Weighted Average Price ($ / Bbl)	$104.31	$98.30	$101.31	$93.15	$89.97	$87.35	$85.10	$88.86	$82.03	$80.29	$78.64	$77.22	$79.54
Mid-Cush Basis Swaps													
Total Volume (Bbl)	1,840,000	1,840,000	3,680,000	1,350,000	1,365,000	1,380,000	1,380,000	5,475,000	637,000	637,000	644,000	644,000	2,562,000
Daily Volume (Bbl/d)	20,000	20,000	20,000	15,000	15,000	15,000	15,000	15,000	7,000	7,000	7,000	7,000	7,000
Weighted Average Price ($ / Bbl)	$0.69	$0.67	$0.68	$0.48	$0.48	$0.46	$0.46	$0.47	$0.43	$0.43	$0.43	$0.43	$0.43
WTI Roll Fixed Price Swaps													
Total Volume (Bbl)	1,840,000	1,840,000	3,680,000	1,350,000	1,365,000	1,380,000	1,380,000	5,475,000	637,000	637,000	644,000	644,000	2,562,000
Daily Volume (Bbl/d)	20,000	20,000	20,000	15,000	15,000	15,000	15,000	15,000	7,000	7,000	7,000	7,000	7,000
Weighted Average Price ($ / Bbl)	$3.38	$2.47	$2.92	$1.31	$1.25	$1.24	$1.24	$1.26	$0.74	$0.74	$0.74	$0.74	$0.74
Henry Hub Fixed Price Swaps													
Total Volume (MMBtu)	2,005,893	1,892,715	3,898,608	1,670,157	1,572,752	1,486,925	1,413,628	6,143,462	464,919	446,321	429,388	413,899	1,754,527
Daily Volume (MMBtu/d)	21,803	20,573	21,188	18,557	17,283	16,162	15,366	16,831	5,109	4,905	4,667	4,499	4,794
Weighted Average Price ($ / MMBtu)	$8.03	$8.06	$8.05	$7.64	$4.70	$4.70	$4.90	$5.55	$5.01	$3.93	$4.01	$4.32	$4.33
Henry Hub Collars													
Total Volume (MMBtu)	3,054,107	3,167,285	6,221,392	2,154,843	2,294,748	2,423,075	2,496,372	9,369,038	1,355,081	1,373,679	1,410,612	1,426,101	5,565,473
Daily Volume (MMBtu/d)	33,197	34,427	33,812	23,943	25,217	26,338	27,134	25,669	14,891	15,095	15,333	15,501	15,206
Weighted Average Ceiling ($ / MMBtu)	$11.41	$11.65	$11.53	$16.90	$8.15	$7.85	$9.10	$10.34	$15.00	$6.45	$6.52	$7.30	$8.77
Weighted Average Floor ($ / MMBtu)	$7.00	$7.00	$7.00	$6.00	$3.50	$3.50	$3.50	$4.07	$3.50	$3.00	$3.00	$3.25	$3.19
Waha Differential Basis Swaps													
Total Volume (MMBtu)	5,060,000	5,060,000	10,120,000	3,825,000	3,867,500	3,910,000	3,910,000	15,512,500	1,820,000	1,820,000	1,840,000	1,840,000	7,320,000
Daily Volume (MMBtu/d)	55,000	55,000	55,000	42,500	42,500	42,500	42,500	42,500	20,000	20,000	20,000	20,000	20,000
Weighted Average Price ($ / MMBtu)	($0.72)	($0.81)	($0.77)	($1.09)	($1.40)	($1.42)	($1.41)	($1.33)	($0.59)	($0.67)	($0.66)	($0.64)	($0.64)

Note: Hedges shown from H2'22 through FY'24 to reflect expected closing in H2'22
1) Hedge position as of 5/18/22

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1 Q1 2022 Unhedged EBITDAX Margin Reconciliation CDEV Unhedged EBITDAX Margin Reconciliation Colgate Unhedged EBITDAX Margin Reconciliation FY 2022 FY 2022 ($ in thousands, unless specified) Q1 ($ in thousands, unless specified) Q1 Net income (loss) ($131,858) Net income $15,802 Interest expense 17,888 Interest expense 13,154 Interest income (7) Income tax expense 6,776 Depreciation, depletion and amortization 50,004 Depreciation, depletion and amortization 71,009 Accretion of discount on asset retirement obligations 314 Impairment and abandonment expenses 2,627 Loss on derivatives not designated as hedges 333,187 Non-cash derivative loss 86,645 Net cash settlements paid on commodity derivatives (64,343) 2 Stock-based compensation expense 18,834 Non-cash stock-based compensation 19,815 Exploration and other expenses 2,307 Exploration and abandonments 54 Loss on sale of long-lived assets (82) Net (gain) loss on disposition of assets and other (9,258) Adjusted EBITDAX $217,072 Adjusted EBITDAX $215,796 Plus: Realized cash settlement derivative loss / (gain) 42,878 Plus: Realized Derivative Loss / (Gain) 64,343 Unhedged EBITDAX $259,950 Unhedged EBITDAX $280,139 Total Net Production (Mboe) 5,522 Total Production (Mboe) 5,645 Unhedged EBITDAX Margin per Boe ($ / Boe) $47.07 Unhedged EBITDAX Margin per Boe ($ / Boe) $49.63 1) 1) F Uoot nhe ed r(g se )d EBITDAX margin is a non-GAAP financial measure 2) Includes stock-based compensation for equity awards and also for cash-based liability awards that have not yet been settled in cash, both of which relate to general and administrative employees only. Stock-based compensation amounts for geographical and geophysical personnel are included within the Exploration and other expenses line item 19